SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Core Equity Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The Advisor has contractually agreed through September 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) at 0.80%, 0.80%, 1.55%, 1.05%, 0.55%, 0.55% and 0.55% for Class A, Class T, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
August 1, 2022
SAISTKR22-18